Exhibit 10.91

SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of February 27, 2017, and effective in accordance with Section 3 below, by and among TELETECH HOLDINGS, INC., a Delaware limited liability company (the “Administrative Borrower”), certain subsidiaries of the Administrative Borrower party hereto, the Lenders (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders party to the Credit Agreement (“Agent”).

STATEMENT OF PURPOSE:

WHEREAS, the Borrowers, the financial institutions party thereto (the “Lenders”) and Agent are parties to the Amended and Restated Credit Agreement dated as of June 3, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the Borrowers have requested, and subject to the terms and conditions set forth herein, Agent and the Lenders party hereto have agreed, to certain amendments to the Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms.  All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Amendment to Credit Agreement. The parties hereto agree that Section 5.3(b) of the Credit Agreement is hereby amended by replacing such section in its entirety with the following:

“(b)Annual Audit Report.  Administrative Borrower shall deliver to Agent, within ninety (90) days after the end of each fiscal year of US Borrower, an annual audit report of the Companies for that year prepared on a Consolidated basis and certified by an unqualified opinion of an independent public accountant reasonably satisfactory to Agent to the effect that the Companies’ consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Companies on a Consolidated basis in conformity with GAAP, which report shall include balance sheets and statements of income (loss), stockholders’ equity and cash-flow for that period.”

3. Conditions to Effectiveness.  This Amendment shall be deemed to be effective upon receipt by Agent of counterparts of this Amendment duly executed by Agent, Required Lenders and by an Authorized Officer of the Administrative Borrower and each Credit Party.

4. Representations and Warranties. By its execution hereof, each Credit Party hereby represents and warrants to Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:

Exhibit 10.91

(a)each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b)no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto;

(c)it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and to perform and observe the provisions of this Amendment;

(d)this Amendment has been duly authorized and approved by such Credit Party’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(e)the execution, delivery and performance of this Amendment do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Liens permitted under Section 5.9 of the Credit Agreement) upon any assets or property of any Company under the provisions of, such Company’s Organizational Documents or any material agreement to which such Company is a party.

5. Effect of this Amendment.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

6. Reaffirmations.  Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

Exhibit 10.91

7. Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF BORROWERS, AGENT, AND THE LENDERS SHALL BE GOVERNED BY NEW YORK LAW, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

8. Counterparts.  This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

9. Electronic Transmission.  Delivery of this Amendment by facsimile, telecopy or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.

10. Nature of Agreement.  For purposes of determining withholding Taxes imposed under FATCA from and after the effective date of this Amendment, the Administrative Borrower and Agent shall treat (and the Lenders hereby authorize Agent to treat) the Credit Agreement (as amended by this Amendment) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature Pages Follow]

Exhibit 10.91

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

ADMINISTRATIVE BORROWER:

TELETECH HOLDINGS, INC., as Borrower

By:

Name:

Title:

Exhibit 10.91

TELETECH SERVICES CORPORATION, as Guarantor

By:
Name:
Title:

TELETECH INTERNATIONAL HOLDINGS, INC., as Guarantor

By:
Name:
Title:

REVANA, INC., as Guarantor

By:
Name:
Title:

TECHNOLOGY SOLUTIONS GROUP, INC., as Guarantor

By:
Name:
Title:

ELOYALTY, LLC, as Guarantor

By:
Name:
Title:

TELETECH GOVERNMENT SOLUTIONS, LLC, as Guarantor

By:
Name:
Title:

Exhibit 10.91

TTEC CONSULTING, INC., as Guarantor

By:
Name:
Title:

TELETECH SOUTH AMERICA HOLDINGS, LLC, as Guarantor

By:
Name:
Title:

TELETECH HEALTHCARE SOLUTIONS, INC., as Guarantor

By:
Name:
Title:

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AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and Lender

By:

Name:

Title:

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BANK OF AMERICA, N.A.,  as Lender

By:
Name:
Title:

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HSBC BANK USA, NATIONAL ASSOCIATION,  as Lender

By:
Name:
Title:

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COMPASS BANK,  as Lender

By:
Name:
Title:

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BANK OF THE WEST,  as Lender

By:
Name:
Title:

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KEYBANK NATIONAL ASSOCIATION,  as Lender

By:
Name:
Title:

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U.S. BANK NATIONAL ASSOCIATION,  as Lender

By:
Name:
Title:

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THE NORTHERN TRUST COMPANY,  as Lender

By:
Name:
Title:

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JPMORGAN CHASE BANK, N.A.,  as Lender

By:
Name:
Title: